                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                           reported): August 14, 2002

                              EBS Building, L.L.C.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                         000-24167                      43-1794872
---------------                 -----------               ----------------------
(State or Other                 (Commission                 (I.R.S. Employer
Jurisdiction of                 File Number)              Identification Number)
Incorporation)


c/o PricewaterhouseCoopers, LLP, 800 Market Street,
St. Louis, Missouri                                               63101
---------------------------------------------------          ---------------
(Address of Principal Executive Offices)                        (Zip Code)


               Registrant's telephone number, including area code:

                                 (678) 419-8747
                   ------------------------------------------

Item 7. Financial Statements and Exhibits

(c) Exhibits

          Exhibit No.              Document

             99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Partner of the Manager of the Company.

Item 9. Regulation FD Disclosure.

         On August 14, 2002, EBS Building, L.L.C., a Delaware limited liability company (the "Company"), filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying the Quarterly Report submission as correspondence was the certification of the Partner of the Manager of the Company, Keith F. Cooper who serves in a position equivalent to chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

         The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report of Form 10-QSB for the quarter ended June 30, 2002, or as a separate disclosure document. The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EBS BUILDING, L.L.C.
                                       (Registrant)


Date: August 14, 2002                  By:   /s/ Keith F. Cooper
                                          ------------------------------------
                                          Keith F. Cooper, Partner
                                          PricewaterhouseCoopersLLP, as Manager
                                          EBS Building, L.L.C.

                                  Exhibit Index

      Exhibit No.   Document
      -----------   --------
         99.1     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Partner of the Manager of the Company.



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